EXHIBIT j

                               Powers of Attorney

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
                         Variable Life Insurance Product

James M. Anderson,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Robert C. Barth, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for The Union Central Life Insurance Company variable life insurance product listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate account and variable product covered by this Power of Attorney are specified as:

CARILLON LIFE ACCOUNT...................................SEC File 811-09076
     Excel Performance VUL.........................SEC File No. 333-151914


This Power of Attorney is effective September 3, 2008 and remains in effect until revoked or revised.

                           Signed:      /s/ James M. Anderson
                                    --------------------------------------------
                                        James M. Anderson
                                        Director

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
                         Variable Life Insurance Product

Robert C. Barth,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Jan M. Connolly, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for The Union Central Life Insurance Company variable life insurance product listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate account and variable product covered by this Power of Attorney are specified as:

CARILLON LIFE ACCOUNT.......................................SEC File 811-09076
     Excel Performance VUL.............................SEC File No. 333-151914


This Power of Attorney is effective September 3, 2008 and remains in effect until revoked or revised.

                           Signed:        /s/ Robert C. Barth
                                    --------------------------------------------
                                        Robert C. Barth

                            Senior Vice President and
                            Chief Accounting Officer

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
                         Variable Life Insurance Product

Michael S. Cambron,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Robert C. Barth, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for The Union Central Life Insurance Company variable life insurance product listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate account and variable product covered by this Power of Attorney are specified as:

CARILLON LIFE ACCOUNT...................................SEC File 811-09076
     Excel Performance VUL.........................SEC File No. 333-151914


This Power of Attorney is effective September 3, 2008 and remains in effect until revoked or revised.

                           Signed:      /s/ Michael S. Cambron
                                    --------------------------------------------
                                        Michael S. Cambron
                                        Director

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
                         Variable Life Insurance Product

Michael A. Fisher,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Robert C. Barth, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for The Union Central Life Insurance Company variable life insurance product listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate account and variable product covered by this Power of Attorney are specified as:

CARILLON LIFE ACCOUNT.......................................SEC File 811-09076
     Excel Performance VUL.............................SEC File No. 333-151914


This Power of Attorney is effective September 3, 2008 and remains in effect until revoked or revised.

                           Signed:     /s/ Michael A. Fisher
                                    --------------------------------------------
                                        Michael A. Fisher
                                        Director

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
                         Variable Life Insurance Product

John H. Jacobs,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Robert C. Barth, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for The Union Central Life Insurance Company variable life insurance product listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate account and variable product covered by this Power of Attorney are specified as:

CARILLON LIFE ACCOUNT...................................SEC File 811-09076
     Excel Performance VUL.........................SEC File No. 333-151914


This Power of Attorney is effective September 3, 2008 and remains in effect until revoked or revised.

                           Signed:      /s/ John H. Jacobs
                                    --------------------------------------------
                                        John H. Jacobs
                                        Director

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
                         Variable Life Insurance Product

John M. Lucas,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Robert C. Barth, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for The Union Central Life Insurance Company variable life insurance product listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate account and variable product covered by this Power of Attorney are specified as:

CARILLON LIFE ACCOUNT......................................SEC File 811-09076
     Excel Performance VUL............................SEC File No. 333-151914


This Power of Attorney is effective September 3, 2008 and remains in effect until revoked or revised.

                           Signed:     /s/ John M. Lucas
                                    --------------------------------------------
                                        John M. Lucas
                                        Second Vice President
                                        Associate Counsel and Secretary

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
                         Variable Life Insurance Product

Christopher T. Lutz,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Robert C. Barth, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for The Union Central Life Insurance Company variable life insurance product listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate account and variable product covered by this Power of Attorney are specified as:

CARILLON LIFE ACCOUNT.......................................SEC File 811-09076
     Excel Performance VUL.............................SEC File No. 333-151914


This Power of Attorney is effective September 3, 2008 and remains in effect until revoked or revised.

                           Signed:      /s/ Christopher T. Lutz
                                    --------------------------------------------
                                        Christopher T. Lutz
                                        Vice President,
                                        Controller and Treasurer

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
                         Variable Life Insurance Product

Francis V. Mastrianna, Ph.D.,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Robert C. Barth, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for The Union Central Life Insurance Company variable life insurance product listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate account and variable product covered by this Power of Attorney are specified as:

CARILLON LIFE ACCOUNT.......................................SEC File 811-09076
     Excel Performance VUL.............................SEC File No. 333-151914


This Power of Attorney is effective September 3, 2008 and remains in effect until revoked or revised.

                           Signed:      /s/ Francis V. Mastrianna, Ph.D.
                                    --------------------------------------------
                                        Francis V. Mastrianna, Ph.D.
                                        Director

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
                         Variable Life Insurance Product

Thomas E. Petry,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Robert C. Barth, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for The Union Central Life Insurance Company variable life insurance product listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate account and variable product covered by this Power of Attorney are specified as:

CARILLON LIFE ACCOUNT.....................................SEC File 811-09076
     Excel Performance VUL...........................SEC File No. 333-151914


This Power of Attorney is effective September 3, 2008 and remains in effect until revoked or revised.

                           Signed:       /s/ Thomas E. Petry
                                    --------------------------------------------
                                        Thomas E. Petry
                                        Director

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
                         Variable Life Insurance Product

Myrtis H. Powell, Ph.D.,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Robert C. Barth, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for The Union Central Life Insurance Company variable life insurance product listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate account and variable product covered by this Power of Attorney are specified as:

CARILLON LIFE ACCOUNT......................................SEC File 811-09076
     Excel Performance VUL............................SEC File No. 333-151914


This Power of Attorney is effective September 3, 2008 and remains in effect until revoked or revised.

                           Signed:    /s/Myrtis H. Powell, Ph.D.
                                    --------------------------------------------
                                         Myrtis H. Powell, Ph.D.
                                         Director

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
                         Variable Life Insurance Product

Dudley S. Taft,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Robert C. Barth, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for The Union Central Life Insurance Company variable life insurance product listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate account and variable product covered by this Power of Attorney are specified as:

CARILLON LIFE ACCOUNT......................................SEC File 811-09076
     Excel Performance VUL............................SEC File No. 333-151914


This Power of Attorney is effective September 3, 2008 and remains in effect until revoked or revised.

                           Signed:       /s/ Dudley S. Taft
                                    --------------------------------------------
                                        Dudley S. Taft
                                        Director

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
                         Variable Life Insurance Product

John M. Tew, Jr., M.D.,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Robert C. Barth, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for The Union Central Life Insurance Company variable life insurance product listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate account and variable product covered by this Power of Attorney are specified as:

CARILLON LIFE ACCOUNT.....................................SEC File 811-09076
     Excel Performance VUL...........................SEC File No. 333-151914


This Power of Attorney is effective September 3, 2008 and remains in effect until revoked or revised.

                           Signed:     /s/ John M. Tew, Jr., M.D.
                                    --------------------------------------------
                                       John M. Tew, Jr., M.D.
                                       Director

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
                         Variable Life Insurance Product

Steven J. Valerius.,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Robert C. Barth, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for The Union Central Life Insurance Company variable life insurance product listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate account and variable product covered by this Power of Attorney are specified as:

CARILLON LIFE ACCOUNT.....................................SEC File 811-09076
     Excel Performance VUL...........................SEC File No. 333-151914


This Power of Attorney is effective September 3, 2008 and remains in effect until revoked or revised.

                           Signed:      /s/ Steven J. Valerius
                                    --------------------------------------------
                                        Steven J. Valerius
                                        President